UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 17, 2023 (April 10, 2023)

ROCKETFUEL BLOCKCHAIN, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	033-17773-NY	90-1188745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D565, Las Vegas, NV 89103
(Address of Principal Executive Offices)

(424) 256-8560
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by RocketFuel Blockchain, Inc. on April 26, 2023.

Item 4.01.	Change in Registrant’s Certifying Accountant

In February 2023 RocketFuel Blockchain, Inc. (the “Company”), at the recommendation of the Company’s Board of Directors, orally terminated Prager Metis CPAs, LLC (“Prager Metis”) as its independent registered public accounting firm. On April 10, 2023, Prager Metis sent the Company a letter confirming its resignation. On April 6, 2023, the Company, based on the decision of its board of directors, approved the engagement of Turner, Stone & Company, L.L.P. (“Turner, Stone & Company”) to serve as the Company’s independent registered public accounting firm.

The reports of Prager Metis on the Company’s financial statements for the years ended March 31, 2022 and 2021 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles but did contain a paragraph referring to the uncertainty with respect to the Company’s ability to continue as a going concern.

During the years ended March 31, 2022 and 2021, and in the subsequent period through April 10, 2023, there were no disagreements with Prager Metis on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Prager Metis, would have caused Prager Metis to make reference to the matter in its reports on the Company’s financial statements for such periods. During the years ended March 31, 2022 and 2021, and in the subsequent period through April 10, 2023, there were no reportable events of the types described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Prager Metis with a copy of the disclosures in the preceding three paragraphs and in the paragraph under Item 4.02 and requested in writing that Prager Metis furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. Prager Metis provided a letter, dated November 17, 2023 stating its agreement with such statements, which is included as exhibit 16.1 to this Form 8-K/A.

During the fiscal years ended March 31, 2022 and 2021, and through the date of the board of directors’ decision, the Company did not consult Turner, Stone & Company with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Prager Metis did not perform a review of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2022, as filed with the Commission on April 3, 2023. Prager Metis sent the Company a letter on April 10, 2023 stating that Prager Metis did not review the financial statements contained therein as required by the SEC’s rules and regulations and such financial statements should therefore not be relied upon as having been reviewed by Prager Metis. The Company will file an amendment to its Form 10-Q for the fiscal quarter ended December 31, 2022 after such interim financial statements have been reviewed by an independent public accountant.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Prager Metis CPAs, LLC to the Securities and Exchange Commission dated November 17, 2023 with respect to the disclosure in this Form 8-K/A.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RocketFuel Blockchain, Inc.

By:	/s/ Bennett J. Yankowitz
Name:	Bennett J. Yankowitz
Title:	Chief Financial Officer

Dated: November 17, 2023